EXHIBIT 23.1
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          CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in the Registration Statement No. 333-126329 on Form S-8 of Landauer, Inc. of our report dated June 25, 2010 appearing in this Annual Report on Form 11-K of the Landauer, Inc. 401(k) Retirement Savings Plan for the year ended December 31, 2009.




                                    /s/ Crowe Horwath LLP
                                    ------------------------------
                                    Crowe Horwath LLP



Oak Brook, Illinois
June 25, 2010